SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     REPUBLIC BANKING CORPORATION OF FLORIDA
             (Exact Name of Registrant as Specified in its Charter)

                         FLORIDA                   59-1318959
                 (State of Incorporation        (I.R.S. Employer
                    or Organization)           Identification No.)

              2800 PONCE DE LEON BOULEVARD
                  CORAL GABLES, FLORIDA               33134
        (Address of Principal Executive Offices)    (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [X]

Securities Act registration statement file number to which this form relates:
333-41301

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $0.01 PER SHARE


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 1.            DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Reference is made to the description of the Registrant's Common Stock set forth under the caption "Description of Capital Stock--Common Stock" of the Prospectus forming a part of the Registrant's Registration Statement on Form S-1 (File No. 333-41301) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, which disclosures are incorporated by reference herein.

ITEM 2.       EXHIBITS.

              3.1          Amended and Restated Articles of Incorporation*


              3.2          Amended and Restated Bylaws*

______________________
* These Exhibits are incorporated herein by reference to the identically numbered Exhibits to the Registration Statement.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

January 20, 1998         REPUBLIC BANKING CORPORATION OF FLORIDA



                         By:/S/OSCAR BUSTILLO, JR.
                           ---------------------------------------
                           Oscar Bustillo, Jr.
                           President and Chief Executive Officer